UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2005

Georgia-Carolina Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-22891

Georgia	58-2326075
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

3527 Wheeler Road
Augusta, Georgia 30909
(Address of Principal Executive Offices, Including Zip Code)

706-731-6600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 27, 2005, Georgia-Carolina Bancshares, Inc. issued a press release announcing its financial results for the three months ended September 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.        Description

99.1                  Press Release Regarding Financial Results for the Third

Quarter Ended September 30, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Georgia-Carolina Bancshares, Inc.

Date: November 02, 2005.	By:	/s/ James M. Thomas
James M. Thomas
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Regarding Financial Results for the Third